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                              THE RESERVE FUNDS
                        RESERVE INSTITUTIONAL TRUST:
     PRIMARY INSTITUTIONAL, U.S. GOVERNMENT INSTITUTIONAL AND U.S. TREASURY
           INSTITUTIONAL AND INTERSTATE TAX-EXEMPT INSTITUTIONAL FUNDS

                       SUPPLEMENT DATED APRIL 24, 2001,
                    TO THE PROSPECTUS DATED JULY 31, 2000
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Please be advised that the Reserve Institutional Trust will be liquidated as of May 25, 2001. Any purchases of shares of the Primary Institutional, U.S. Government Institutional and U.S. Treasury Institutional and Interstate Tax-Exempt Institutional Funds between April 24, 2001 and May 25, 2001 will be converted to the corresponding class in the Primary, U.S. Government, U.S. Treasury or Interstate Tax-Exempt Funds, respectively, as of May 25, 2001.

Please note that there will be no change in the investment objective, strategies, the adviser, the fees or the services of your investment.

If you would like a new prospectus Primary, U.S. Government, U.S. Treasury or Interstate Tax-Exempt Funds, you may view one on line at www.reservefunds.com or you may call us at (800) 637-1700 during normal business hours (Monday through Friday, 8:30am to 6:00pm).